Exhibit 99.2

QUARTERLY INVESTOR SUMMARY May 8, 2014 DISH_Logo_4C_Red.png DISH 1Q14 Financial Results Conference Call – Noon ET Today U.S. or Canada 800-616-6729 Internationally 763-488-9145 Conference ID: 22704025 DISH QUARTERLY INVESTOR SUMMARY–1Q14 DISH NETWORK REPORTS FIRST QUARTER 2014 FINANCIAL RESULTS 2 DISH_Logo_4C_Red.pngENGLEWOOD, Colo., May 8, 2014 – DISH Network Corporation (NASDAQ: DISH) today reported revenue totaling $3.59 billion for the quarter ending March 31, 2014, compared to $3.38 billion for the corresponding period in 2013. Net income attributable to DISH Network totaled $176 million for the quarter ending March 31, 2014, compared to $216 million from the year-ago quarter. DISH activated approximately 639,000 gross new pay-TV subscribers compared to approximately 654,000 gross new pay-TV subscribers in the prior year’s first quarter. Net subscribers grew by approximately 40,000 in the first quarter. The company closed the first quarter with 14.097 million pay-TV subscribers compared to 14.092 million pay-TV subscribers at the end of first quarter 2013. Pay-TV ARPU for the first quarter totaled $82.36, an improvement over the first quarter 2013 pay-TV ARPU of $78.44. Pay-TV subscriber churn rate was 1.42 percent versus 1.47 percent for first quarter 2013. DISH added approximately 53,000 net broadband subscribers in the first quarter, bringing its broadband subscriber base to approximately 489,000. Detailed financial data and other information are available in DISH Network's Form 10-Q for the quarter ended March 31, 2014, filed today with the Securities and Exchange Commission. DISH Network will host its first quarter 2014 financial results conference call today at noon Eastern time. The dial-in numbers are (800) 616-6729 (U.S. toll-free) or (763) 488-9145, conference ID number 22704025. A replay of the call will be available today at 4 p.m. EDT at http://dish.client.shareholder.com/events.cfm. About DISH DISH Network Corporation (NASDAQ: DISH), through its subsidiaries, provides approximately 14.097 million pay- TV subscribers, as of March 31, 2014, with the highest quality programming and technology with the most choices at the best value. Subscribers enjoy a high definition line-up with more than 200 national HD channels, the most international channels, and award- winning HD and DVR technology. DISH Network Corporation is a Fortune 200 company. Visit www.dish.com. DISH QUARTERLY INVESTOR SUMMARY–1Q14

DISH QUARTERLY INVESTOR SUMMARY–1Q14 DISH SEGMENT – PAY-TV METRICS 3 Pay-TV Net Additions DISH added approximately 40,000 net Pay-TV subscribers during 1Q14, compared to the addition of approximately 36,000 net Pay-TV subscribers during the same period in 2013. The increase versus the same period in 2013 primarily resulted from lower Pay-TV churn. Pay-TV Churn Our Pay-TV churn rate for 1Q14 was 1.42% compared to 1.47% for the same period in 2013. While our Pay-TV churn rate improved compared to the same period in 2013, our Pay-TV churn rate continues to be adversely affected by increased competitive pressures, including aggressive marketing and discounted promotional offers. Our Pay-TV churn rate is also impacted by, among other things, the credit quality of previously acquired subscribers, our ability to consistently provide outstanding customer service, price increases, service interruptions driven by programming disputes, and our ability to control piracy and other forms of fraud. Pay-TV Gross Activations During 1Q14, DISH activated approximately 639,000 gross new Pay-TV subscribers compared to approximately 654,000 gross new Pay-TV subscribers during the same period in 2013, a decrease of 2.3%. Our gross new Pay-TV subscriber activations continue to be negatively impacted by increased competitive pressures, including aggressive marketing, discounted promotional offers, and more aggressive retention efforts in a mature market. In addition, our gross new Pay-TV subscriber activations continue to be adversely affected by sustained economic weakness and uncertainty. DISH QUARTERLY INVESTOR SUMMARY–1Q14

DISH QUARTERLY INVESTOR SUMMARY–1Q14 DISH SEGMENT – PAY-TV METRICS-CONTINUED 4 Pay-TV Subscribers DISH closed the first quarter with 14.097 million Pay-TV subscribers compared to 14.092 million Pay-TV subscribers at the end of first quarter 2013. Pay-TV ARPU Pay-TV average monthly revenue per subscriber (Pay-TV ARPU) was $82.36 during 1Q14 versus $78.44 during the same period in 2013. The $3.92 or 5.0% increase in Pay-TV ARPU was primarily attributable to the programming package price increases in February 2014 and 2013 and higher hardware related revenue. Pay-TV SAC Pay-TV Subscriber Acquisition Cost (Pay-TV SAC) was $862 during 1Q14 compared to $882 during the same period in 2013, a decrease of $20 or 2.3%. This change was primarily attributable to a decrease in hardware costs per activation, partially offset by an increase in advertising costs. The decrease in hardware costs per activation was driven by a reduction in manufacturing costs for new Hopper with Sling receiver systems and lower costs associated with inventory subsidies provided to third party sales channels. The increase in advertising costs was primarily due to brand spending. DISH QUARTERLY INVESTOR SUMMARY–1Q14

DISH QUARTERLY INVESTOR SUMMARY–1Q14 DISH SEGMENT – BROADBAND METRICS 5 Broadband Net Additions DISH added approximately 53,000 net Broadband subscribers during 1Q14 compared to the addition of approximately 66,000 net Broadband subscribers during the same period in 2013. This decrease versus the same period in 2013 primarily resulted from a higher number of customer disconnects driven by a larger Broadband subscriber base in the first quarter 2014 compared to the same period in 2013. Broadband Gross Activations During 1Q14 and the same period in 2013, DISH activated approximately 83,000 gross new Broadband subscribers. Broadband Subscribers DISH closed the first quarter with 489,000 Broadband subscribers compared to 249,000 Broadband subscribers at the end of first quarter 2013. DISH QUARTERLY INVESTOR SUMMARY–1Q14

DISH QUARTERLY INVESTOR SUMMARY–1Q14 SELECTED FINANCIAL RESULTS 6 Subscriber-Related Revenue Subscriber-related revenue totaled $3.556 billion for 1Q14, an increase of $208 million or 6.2% compared to the same period in 2013. The change in Subscriber-related revenue from the same period in 2013 was primarily related to the increase in Pay-TV ARPU previously discussed and revenue from broadband services. Included in Subscriber-related revenue was $83 million and $41 million of revenue related to our broadband services for 1Q14 and 1Q13, respectively. Subscriber-Related Expenses Subscriber-related expenses totaled $2.069 billion during 1Q14, an increase of $158 million or 8.2% compared to the same period in 2013. The increase in Subscriber- related expenses was primarily attributable to higher pay- TV programming costs and higher Broadband subscriber- related expenses due to the increase in our Broadband subscriber base. The increase in programming costs was driven by rate increases in certain of our programming contracts, including the renewal of certain contracts at higher rates. Included in Subscriber-related expenses was $49 million and $28 million of expense related to our broadband services for 1Q14 and 1Q13, respectively. Net Income Net income (loss) attributable to DISH Network was $176 million during 1Q14, a decrease of $40 million compared to $216 million for the same period in 2013. Note that net income for 2Q13 was negatively impacted by a $438 million impairment charge related to the T2 and D1 satellites. DISH QUARTERLY INVESTOR SUMMARY–1Q14

DISH QUARTERLY INVESTOR SUMMARY–1Q14 SELECTED FINANCIAL RESULTS-CONTINUED 7 Adjusted EBITDA Adjusted EBITDA was $695 million during 1Q14, a decrease of $3 million or 0.4% compared to the same period in 2013. Note that Adjusted EBITDA for 2Q13 was negatively impacted by a $438 million impairment charge related to the T2 and D1 satellites. Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”). Adjusted EBITDA is defined as “Net income (loss) attributable to DISH Network” less “Net income (loss) from discontinued operations, net of tax” plus “Interest expense, net of amounts capitalized” net of “Interest income,” “Income tax (provision) benefit, net” and “Depreciation and amortization.” Adjusted EBITDA is not a measure determined in accordance with accounting principles generally accepted in the United States (“GAAP”) and should not be considered a substitute for operating income, net income or any other measure determined in accordance with GAAP. Adjusted EBITDA is used as a measurement of operating efficiency and overall financial performance and we believe it to be a helpful measure for those evaluating companies in the pay-TV industry. Conceptually, Adjusted EBITDA measures the amount of income from continuing operations generated each period that could be used to service debt, pay taxes and fund capital expenditures. Adjusted EBITDA should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. Non-GAAP Reconciliation- Adjusted EBITDA to Net Income DISH QUARTERLY INVESTOR SUMMARY–1Q14

DISH QUARTERLY INVESTOR SUMMARY–1Q14 CONDENSED CONSOLIDATED BALANCE SHEETS (Dollars in thousands, except share amounts) (Unaudited) 8 DISH QUARTERLY INVESTOR SUMMARY–1Q14

DISH QUARTERLY INVESTOR SUMMARY–1Q14 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts) (Unaudited) 9 DISH QUARTERLY INVESTOR SUMMARY–1Q14

DISH QUARTERLY INVESTOR SUMMARY–1Q14 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands) (Unaudited) 10 DISH QUARTERLY INVESTOR SUMMARY–1Q14

DISH QUARTERLY INVESTOR SUMMARY–1Q14 RESULTS OF OPERATIONS 1Q14 VS. 1Q13 (In thousands) (Unaudited) 11 DISH QUARTERLY INVESTOR SUMMARY–1Q14

DISH QUARTERLY INVESTOR SUMMARY–1Q14 CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS 12 Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of DISH Network Corporation to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. More information about such risks, uncertainties, and other factors is set forth in DISH Network Corporation’s Disclosure Regarding Forward-Looking Statements included in its recent filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2013 and its quarterly report on form 10-Q for the quarterly period ended March 31, 2014. The forward-looking statements speak only as of the date made, and DISH Network Corporation expressly disclaims any obligation to update these forward-looking statements. DISH QUARTERLY INVESTOR SUMMARY–1Q14

DISH QUARTERLY INVESTOR SUMMARY–1Q14 CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS 12 Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of DISH Network Corporation to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. More information about such risks, uncertainties, and other factors is set forth in DISH Network Corporation’s Disclosure Regarding Forward-Looking Statements included in its recent filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2013 and its quarterly report on form 10-Q for the quarterly period ended March 31, 2014. The forward-looking statements speak only as of the date made, and DISH Network Corporation expressly disclaims any obligation to update these forward-looking statements.